SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     ---------------------------------------


                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): February 20, 2001


                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439


                  TEXAS                                  74-2157138
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(State or other Jurisdiction                         (I.R.S. Employer
of incorporation or organization)                   Identification No.)


   1200 SAN BERNARDO, LAREDO, TEXAS                    78040-1359
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(Address of principal executive offices)                (ZIP Code)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611



                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS

      On February 20, 2001, International Bancshares Corporation issued a news release announcing acquiring the assets of First Equity corporation, an Austin based mortgage banker. The news release, attached hereto and filed herewith as
Exhibit 99, is incorporated herein by reference.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

      c. Exhibits

         The following exhibit is filed as part of this report:

         (99) News release of International Bancshares Corporation dated February 20, 2001.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERNATIONAL BANCSHARES CORPORATION
                                    (Registrant)


                                    By: /s/ DENNIS E. NIXON
                                            DENNIS E. NIXON, President,
                                            and Chief Executive Officer

Date: February 20, 2001

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
                                  EXHIBIT INDEX




EXHIBIT                                                                    PAGE
NUMBER          DESCRIPTION                                               NUMBER
-------         -----------                                               ------
  99            News Release of International Bancshares Corporation         5
                dated February 20, 2001.

                                        4